Property and Equipment, net (Tables)	12 Months Ended
Dec. 31, 2022
Property and Equipment, net
Schedule of property and equipment, net

	As of December 31,
	2021	2022
	US$	US$
Electronic equipment	13,572,581	11,869,445
Office equipment and furniture	325,449	288,278
Motor vehicles	242,605	229,065
Leasehold improvements	1,764,589	1,009,709
Total	15,905,224	13,396,497
Less: Accumulated depreciation	(12,817,015)	(12,483,864)
Property and equipment, net	3,088,209	912,633